                                                         Exhibit 10.20
                                                         of Form 10KSB

     SYNTHETECH, INC.                                    PURCHASE
                                                            ORDER
     1290 Industrial Way PO Box 646
     Albany, Oregon 97321
     Ph: 541-967-6575
     FAX: 541-967-9424

The following number must appear on all related
correspondence, shipping papers, and invoices:
P.O. NUMBER:  72436

To:  R.L. Reimers Construction Co.      Ship To:
     3514 Conser Road, N.E.                  Synthetech Inc.
     Albany, Oregon 97321                    1290 Industrial Way
     926-7766                                Albany, Oregon

 P.O. DATE    REQUISITIONER    SHIP VIA   F.O.B. POINT        TERMS
November 7, 1996   MRM            NA           NA


 QTY                                  DESCRIPTION   UNIT PRICE  TOTAL

          Completion of Synthetech building per attached breakdown
          starting in the month of September 1996.          $1,730,200


          Utility Building Area-Includes waste berm, pumphouse (15ft by 30ft)
          glycol building (30ft by 45ft), cooling tower basin, spill containment
          berm, 25ft by 30ft slab and extension of existing waste
          storage.                                            $140,500

                                                  SUBTOTAL  $1,870,000

                                                 SALES TAX

                                     SHIPPING AND HANDLING

                                                     OTHER

                                                     TOTAL  $1,870,000
1.  Please send two copies of your invoice.
2.  Reference the P.O. number on the invoice.

                                             \s\ Mitchell R. McVay
                                        X
                                             Authorized by
                                             Date:  11/7/96

                         R.L. REIMERS COMPANY

                          GENERAL CONTRACTORS


Synthetech project control outline

I.   Budgets

II.  Billings
     A.   Monthly billings
     B.   Invoice copies
     C.   Discounts
     E.   Lien releases

III. Budget Variance analysis and cost to complete

IV.  Standard AGC Contract